December 20, 2011

Deborah O’Neal-Johnson

U.S. Securities & Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:       T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the “Registrant” or “Fund”)

File Nos.:  333-45018 / 811-10093

Dear Ms. O’Neal-Johnson:

Pursuant to Section 6 of the Securities Act of 1933 and Section 8 of the Investment Company Act of 1940, we are hereby filing Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A.

We are submitting this filing pursuant to Rule 485(a) in order to make material changes to the Fund’s prospectus. Effective May 6, 2011, the Fund changed its name from the T. Rowe Price U.S. Bond Index Fund to the T. Rowe Price U.S. Bond Enhanced Index Fund, and revised its investment objective so that the Fund now seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market. At the time of the Registrant’s last filing pursuant to Rule 485(b), the Fund’s investment objective was to seek to match the total return performance of the U.S. investment-grade bond market.  The changes to the Fund’s prospectus contained in this filing reflect the new name and investment objective, as well as the broadening of the Fund’s investment program to seek return returns that match or incrementally exceed the returns of its benchmark index net of Fund expenses. (These changes are consistent with the proxy and prospectus stickers that have been filed with the Commission since the Registrant’s last annual update.)  All changes to the prospectuses since the Registrant’s last filing pursuant to Rule 485(b) have been marked.

If you have any questions, please do not hesitate to call the undersigned at 410-345-6646, or in my absence, Darrell N. Braman at 410-345-2013.

Sincerely,

/s/ Brian R. Poole

Brian R. Poole

Vice President and Legal Counsel, T. Rowe Price Associates, Inc.